                                                                   EXHIBIT 10.29


                                                       CERTAIN CONFIDENTIAL
                                                       MATERIAL CONTAINED
                                                       IN THIS DOCUMENT HAS
                                                       BEEN OMITTED AND
                                                       FILED SEPARATELY WITH
                                                       THE SECURITIES AND
                                                       EXCHANGE COMMISSION
                                                       PURSUANT TO
                                                       RULE 24b-2 OF THE
                                                       SECURITIES AND EXCHANGE
                                                       ACT OF 1934, AS AMENDED

                         OTHER INCOME VENDOR AGREEMENT

                               (MACHINE OPERATOR)


     This Agreement is entered into this 28th day of June, 1996 between WAL*MART STORES, INC. of Bentonville, Arkansas ("Wal*Mart") and American Coin Merchandising, Inc. dba SUGARLOAF CREATIONS (699-0040) of Boulder, Colorado ("Vendor"). Wal*Mart agrees to provide space for Vendor's crane machines ("Machines") and Vendor agrees to provide service and commissions to Wal*Mart in accordance with the following terms and conditions:

     1. SERVICE. Wal*Mart acknowledges Vendor or its designated franchisee as the owner/operator of machines. Vendor has been designated as an approved Wal*Mart Other Income Vendor and will be allowed to operate its machines at assigned locations under the terms of this Agreement. All store locations will be assigned by the Other Income Department. The Vendor must not solicit new locations by contacting the stores. All requests for new locations must be in writing.

     2. TERM. This Agreement shall expire January 1, 2000. Wal*Mart acknowledges Vendor to be the crane operator in locations where written authorization has been given. Wal*Mart reserves the right to discontinue operating cranes in any or all of the assigned stores and terminate this agreement under the guidelines in Section 11 - Termination.

     3. LOCATION. Space within each assigned store shall be allotted by the Store Manager.

     4. INSURANCE. Upon execution of this Agreement, Vendor will present proof of liability insurance in the form of a Certificate of Insurance in the following amounts: General Liability (Bodily Injury and Property Damage) in the amount of $1,000,000. Machines that vend a product must be covered by Product Liability in the amount of $1,000,000. The Certificate of Insurance must show Wal*Mart Stores, Inc. as an additional named insured. Vendor agrees to keep this insurance in full force and effect during the term of this Agreement.

     Vendor's initial insurance expiration date must be July 1. The renewal policy must be an annual policy with a July 1 inception date.


                                       1.

                                                       CERTAIN CONFIDENTIAL
                                                       MATERIAL CONTAINED
                                                       IN THIS DOCUMENT HAS
                                                       BEEN OMITTED AND
                                                       FILED SEPARATELY WITH
                                                       THE SECURITIES AND
                                                       EXCHANGE COMMISSION
                                                       PURSUANT TO
                                                       RULE 24b-2 OF THE
                                                       SECURITIES AND EXCHANGE
                                                       ACT OF 1934, AS AMENDED


     Vendor agrees to indemnify, defend and hold Wal*Mart harmless from any damage to person or property arising out of the operation of Vendor's machines while on Wal*Mart premises.

     5. VENDOR AND/OR EMPLOYEES. Vendor and/or employees are not Wal*Mart associates. They will not receive any of the benefits available to Wal*Mart associates including the associate discount on merchandise purchased at any Wal*Mart store.

     6. TAX NUMBERS AND OPERATOR'S LICENSES. Vendor agrees to secure all sales tax numbers and operator's licenses required by local, state and federal authorities. Wal*Mart's tax numbers and licenses shall not be used by Vendor. Wal*Mart is not responsible for determining which tax numbers and licenses are required and shall not be liable for any fees, fines or penalties imposed on Vendor for failure to obtain the necessary licenses and/or tax numbers.

     7. ADOPTION OF WAL*MART POLICY. Vendor's employees will at all times, while on Wal*Mart premises, maintain a pleasant and courteous attitude toward customers. While on Wal*Mart property, Vendor's employees shall be subject to Wal*Mart Rules and Regulations. This specifically includes Wal*Mart's refund and exchange policies. No smoking, food or drink will be allowed on the sales floor. Personal appearance must be neat and clean.

     8. COMMISSION AND REPORT. The commission payable to Wal*Mart shall be the following rates after applicable sales taxes are deducted: Crane machines -
[ * ]. Commissions are to be paid as outlined in vendor guidelines or as directed by Wal*Mart.

     9. AUDIT. All Vendor's records applicable to Wal*Mart Stores, Inc. are subject to audit at Wal*Mart's discretion.

     10. ASSIGNMENT/TRANSFER. No assignment or transfer of the rights granted Vendor under this Agreement shall be made without the prior written consent of Wal*Mart. New Vendors that purchase equipment from Vendor must be approved by the Wal*Mart Other Income Department in order for the equipment to remain on Wal*Mart property. Vendor numbers are not assignable or transferable.


                                       2.

                                                       CERTAIN CONFIDENTIAL
                                                       MATERIAL CONTAINED
                                                       IN THIS DOCUMENT HAS
                                                       BEEN OMITTED AND
                                                       FILED SEPARATELY WITH
                                                       THE SECURITIES AND
                                                       EXCHANGE COMMISSION
                                                       PURSUANT TO
                                                       RULE 24b-2 OF THE
                                                       SECURITIES AND EXCHANGE
                                                       ACT OF 1934, AS AMENDED


     TERMINATION. This Agreement may be terminated at any time prior to January 1, 2000 by Wal*Mart if in its sole discretion it determines to discontinue the placement of any crane machines at Vendor's assigned location during the term of this Agreement.

[                  *                           ] All costs of such removal
shall be the responsibility of the Vendor. In the event Vendor fails to remove its machines within the time period, Wal*Mart may use any reasonable means necessary to free the space and charge Vendor with all related costs. In the event litigation arises between Wal*Mart and Vendor due to this Agreement, it is expressly understood that such dispute will be governed by the law of and tried in the State of Arkansas.

[                            *                                ]




ATTEST:                                  WAL*MART STORES, INC.

/s/ Lela R. Eh                  7/31/96  By:/s/David M. Graham          7/31/96
---------------------------------------     ------------------------------------
                                 Date       David M. Graham              Date
                                            Director, Other Income
ATTEST:

/s/ Pamela L. McCowan           8/5/96   By:/s/ Jerome M. Lapin         8/5/96
---------------------------------------     ------------------------------------
                                 Date       Jerome M. Lapin              Date
                                            President / C.E.O.




                                       3.